SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2003

COMPUTER MOTION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22755 (Commission File Number)	77-0458805 (I.R.S. Employer Identification No.)

130-B Cremona Drive, Goleta California 93117

(Address of Principal Executive Offices) (Zip Code)

(805) 685-3729

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX

ITEM 5. OTHER EVENTS

On March 7, 2003, Computer Motion, Inc., a Delaware corporation (“Computer Motion”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Computer Motion, Intuitive Surgical, Inc., a Delaware corporation (“Intuitive”), and Iron Acquisition Corporation, Inc., a Delaware corporation and wholly owned subsidiary of Intuitive (“Merger Sub”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Computer Motion (the “Merger”), with Computer Motion becoming the surviving corporation and a wholly owned subsidiary of Intuitive.

At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of Computer Motion (“CMI Common Stock”) will be converted into the right to receive a certain number of shares of common stock, par value $0.001 per share, of Intuitive (“Intuitive Common Stock”), as calculated by application of an exchange ratio (the “Exchange Ratio”). A table of anticipated exchange ratios, based on assumed average Computer Motion stock prices, is included in the press release regarding the Merger, incorporated by reference herein as Exhibit 99.1 A copy of the Merger Agreement is incorporated by reference herein as Exhibit 2.1, and the foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

Certain stockholders of Computer Motion have entered into a stockholder support agreement (the “CMI Support Agreement”) with Intuitive and Merger Sub pursuant to which, among other things, they have agreed to vote in favor of the Merger all shares of CMI Common Stock which they are entitled to vote. A copy of the form of CMI Support Agreement is incorporated by reference herein as Exhibit 4.1, and the foregoing description is qualified in its entirety by reference to the full text of the CMI Support Agreement.

Certain stockholders of Intuitive have entered into a stockholder support agreement (the “Intuitive Support Agreement”) with Intuitive and Merger Sub pursuant to which, among other things, they have agreed to vote in favor of the Share Issuance (as defined in the Merger Agreement) all shares of Intuitive Common Stock to which they are entitled to vote. A copy of the form of Intuitive Support Agreement is incorporated by reference herein as Exhibit 4.2, and the foregoing description is qualified in its entirety by reference to the full text of the Intuitive Support Agreement.

Additionally, pursuant to the Merger Agreement, Computer Motion and Intuitive filed stipulations on March 10, 2003, to stay all pending litigation between them until August 31, 2003, subject to the stay being lifted if the Agreement is terminated, or subject to the cases being dismissed upon consummation of the transaction contemplated by the Agreement.

In connection with the Merger, Computer Motion and Intuitive have also entered into a Loan and Security Agreement, under which Intuitive has agreed to provide a short-term secured bridge loan facility of up to $7.3 million (the “Loan”). The Loan will terminate and all outstanding amounts will become due and payable 120 days following termination of the Merger Agreement (the “Maturity Date”). Interest on the Loan will be payable at the rate equal to 8% per annum, which is not due and payable until the Maturity Date. A copy of the Loan and Security Agreement is incorporated by reference herein as Exhibit 10.1, and the foregoing description is qualified in its entirety by reference to the full text of the Loan and Security Agreement.

A copy of the joint press release announcing the execution of the Merger Agreement and related agreements was issued on March 7, 2003 and is incorporated by reference herein as Exhibit 99.1.

Finally, a certificate of designation for Computer Motion’s newly issued Series D Preferred Stock is incorporated by reference herein as Exhibit 99.2, the provisions of which relate to and affect adjustments to the Exchange Ratio. As of March 7, 2003, all holders of Computer Motion’s Series C Preferred Stock have executed agreements to exchange all of the previously outstanding Series C Preferred Stock for Series D Preferred Stock.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

2.1(1)	Agreement and Plan of Merger by and among Intuitive Surgical, Inc., Iron Acquisition Corporation and Computer Motion, Inc., dated as of March 7, 2003.
4.1(1)	Form of Stockholder Support Agreement by and among Intuitive Surgical, Inc., Iron Acquisition Corporation and Certain Stockholders of Computer Motion, Inc.
4.2(1)	Form of Stockholder Support Agreement by and among Intuitive Surgical, Inc., Iron Acquisition Corporation and Certain Stockholders of Intuitive Surgical, Inc.
10.1(1)	Loan and Security Agreement by and between Computer Motion, Inc., as Borrower, and Intuitive Surgical, Inc. as Lender, dated March 7, 2003.
99.1(1)	Press Release dated March 7, 2003.
99.2(1)	Certificate of Designation for Series D Preferred Stock of Computer Motion, Inc.

(1)  Incorporated by reference to Current Report on Form 8-K filed by Intuitive Surgical, Inc., on March 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2003	COMPUTER MOTION, INC.
By: /s/ Robert W. Duggan

Robert W. Duggan President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1(1)	Agreement and Plan of Merger by and among Intuitive Surgical, Inc., Iron Acquisition Corporation and Computer Motion, Inc., dated as of March 7, 2003.
4.1(1)	Form of Stockholder Support Agreement by and among Intuitive Surgical, Inc., Iron Acquisition Corporation and Certain Stockholders of Computer Motion, Inc.
4.2(1)	Form of Stockholder Support Agreement by and among Intuitive Surgical, Inc., Iron Acquisition Corporation and Certain Stockholders of Intuitive Surgical, Inc.
10.1(1)	Loan and Security Agreement by and between Computer Motion, Inc., as Borrower, and Intuitive Surgical, Inc. as Lender, dated March 7, 2003.
99.1(1)	Press Release dated March 7, 2003.
99.2(1)	Certificate of Designation for Series D Preferred Stock of Computer Motion, Inc.

(1)	Incorporated by reference to Current Report on Form 8-K filed by Intuitive Surgical, Inc., on March 7, 2003.